UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 29, 2003

LOUDEYE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-29583	91-1908833

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1130 Rainier Avenue South Seattle, Washington	98144

(Address of Principal Executive Offices)	(Zip Code)

(206) 832-4000

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 99.1

Item 5. Other Events and Regulation FD Disclosure

     A.     Private Placement Completed.

     On August 28, 2003, Loudeye Corp. (the “Company”), entered into a Securities Purchase Agreement with certain institutional investors pursuant to which the Company issued and sold 7,838,708 shares of its common stock at a purchase price of $1.55 per share. In connection with such financing, the Company also issued warrants to the investors to purchase 783,871 shares of common stock, and a warrant to the placement agent to purchase 195,968 shares of common stock, all with an exercise price of $2.00 per share. The warrants are not exercisable until February 27, 2004 and are then exercisable until February 27, 2007.

     The gross proceeds received from this financing were $12,149,997. The Company paid a placement fee of 4% of the gross proceeds. Net proceeds of the financing are expected to be used for working capital purposes.

     These securities were offered and sold without registration under the Securities Act of 1933 without registration under the Securities Act of 1933 to a limited number of accredited investors in reliance upon the exemption provided by Rule 506 of Regulation D thereunder, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the shares and the warrants issued, and will be placed on the shares issuable upon exercise of the warrants, unless registered under the Securities Act prior to issuance. In connection with this financing, the Company and the investors entered into a Registration Rights Agreement, pursuant to which the Company agreed to prepare and file, within 45 days following the issuance of the securities, a registration statement covering the resale of the shares sold in the financing and the shares underlying the warrants. The Company is required to have such registration statement declared effective within 120 days following the date of the issuance of the securities.

     A complete copy of each of the Securities Purchase Agreement, the Registration Rights Agreement, the Form of Common Stock Purchase Warrant, and the related press release of the Company, are filed herewith as Exhibits 10.1, 10.2, 10.3, and 99.1, respectively, and are incorporated herein by reference. The summary of the transaction set forth above is qualified in its entirety by reference to such exhibits.

     This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. This report is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired. None

(b)	Pro Forma Financial Information. None

(c)	Exhibits.

10.1	Securities Purchase Agreement.

10.2	Registration Rights Agreement.

10.3	Form of Common Stock Purchase Warrant.

99.1	Press Release dated August 29, 2003.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Corp.

Date: August 29, 2003	By:	/s/ Jeffrey M. Cavins

Jeffrey M. Cavins President and Chief Executive Officer

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